                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 1, 1998
                                                     -------------------


                             SVI Holdings, Inc.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-23049                                          84-1131608
------------------------                      -------------------------------
(Commission File Number)                     IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

The Registrant filed a Form 8-K on September 16, 1998 concerning an acquisition of Applied Retail Solutions, Inc. ("ARS"). Subsequent to such filing, the former shareholders of ARS and the Registrant agreed that a total of 750,000 shares of the Registrant's common stock issued in the acquisition would be held in escrow and subject to return to the Registrant as described in the initial filing.

This filing on Form 8-K/A also includes the required historical financial information of ARS pursuant to Item 7(a) and the required pro forma financial information of the Registrant pursuant to Item 7(b) of Form 8-K.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)    Financial statements of business acquired

               Please see Financial Statement pages indexed on page F-1

        (b)    Pro forma financial information

               Please see financial statement pages indexed on Page F-1




SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:    October 14, 1998

         SVI Holdings, Inc.
           (Registrant)

         By:  /s/ David L. Reese
              ------------------
                  David L. Reese
                  Chief Financial Officer

                      INDEX TO FINANCIAL STATEMENTS

Applied Retail Solutions, Inc.
------------------------------

F-2     Report of Independent Certified Accountants

F-3     Balance Sheet as of October 31, 1997

F-4     Statement of Operations for the Year Ended October 31, 1997

F-5     Statement of Stockholders' Equity for the Year Ended October 31, 1997

F-6     Statement of Cash Flows for the Year Ended October 31, 1997

F-7     Notes to Financial Statements

F-12    Report of Independent Certified Accountants

F-13    Balance Sheet as of June 30, 1998

F-14    Statement of Operations for the Eight Months Ended June 30, 1998
        and 1997

F-15 Statement of Stockholders' Equity for the Eight Months Ended June 30, 1998 and 1997

F-16    Statement of Cash Flows for the Eight Months Ended June 30, 1998 and
        1997

F-17    Notes to Financial Statements

Pro Forma Consolidated Financial Statements
-------------------------------------------

F-22    Introductory Notes

F-24    Pro Forma Consolidated Balance Sheet as of June 30, 1998

F-26 Pro Forma Consolidated Statement of Operations for the Year Ended September 30, 1997

F-28 Pro Forma Consolidated Statement of Operations for the Six Months Ended March 31, 1998

F-30 Pro Forma Consolidated Statement of Operations for the Quarter Ended June 30, 1998

                                                                        HAMILTON
                                                                     ACCOUNTANCY
                                                                     CORPORATION



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Stockholders
Applied Retail Solutions


We have audited the balance sheet of Applied Retail Solutions, Inc. as of October 31, 1997, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Applied Retail Solutions, Inc. as of October 31, 1997, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Hamilton Accountancy Corporation

Hamilton Accountancy Corporation
Solana Beach, California
July 31, 1998







                          Certified Public Accountants
323 North Pacific Coast Highway 101, P.O. Box 786 Solana Beach, California 92075
                       (619) 481-7702 Fax (619) 481-7828

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                                   BALANCE SHEET
                                                                OCTOBER 31, 1997
================================================================================

                                     ASSETS




CURRENT ASSETS
   Cash                                                     $   421,436
   Accounts receivable                                          441,030
   Inventories                                                   51,312
   Prepaid expenses and other current assets (Note 4)            60,205
   Deferred income taxes (Note 7)                               160,000
                                                            ------------
        Total current assets                                  1,133,983


FURNITURE AND EQUIPMENT, net (Note 3)                           277,179
                                                            ------------
        TOTAL ASSETS                                        $ 1,411,162
                                                            ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Deferred revenue                                         $   196,133
   Notes payable (Note 8)                                        53,329
                                                            ------------
        TOTAL CURRENT LIABILITIES                           $   249,462

COMMITMENTS (Note 5)

STOCKHOLDERS' EQUITY (Note 6)

   Common stock, no par value
      5,000,000 shares authorized
      1,595,000 issued and outstanding                           14,000
   Retained earnings                                          1,147,700
                                                            ------------
      Total stockholders' equity                              1,161,700
                                                            ------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 1,411,162
                                                            ============





   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                         STATEMENT OF OPERATIONS
                                             FOR THE YEAR ENDED OCTOBER 31, 1997
================================================================================


SALES                                                       $ 2,672,556

COST OF MATERIALS                                                72,900
                                                            ------------
GROSS PROFIT                                                  2,599,656

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES                 3,012,589
                                                            ------------
LOSS FROM OPERATIONS                                           (412,933)
                                                            ------------

OTHER INCOME (EXPENSE)
       Interest income                                            8,019
       Other income                                              24,697
       Interest expense                                          (2,541)
                                                            ------------

            Total other income (expense)                         30,175
                                                            ------------

LOSS BEFORE PROVISION FOR INCOME TAXES                         (382,758)

INCOME TAX BENEFIT (Note 7)                                     179,200
                                                            ------------

NET LOSS                                                    $  (203,558)
                                                            ============


   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                               STATEMENT OF STOCKHOLDERS' EQUITY
                                             FOR THE YEAR ENDED OCTOBER 31, 1997
================================================================================





                                              Common Stock              Retained
                                        Shares          Amount           Earnings          Total
                                        ------          ------           --------          -----

BALANCE, OCTOBER 31, 1996              1,595,000    $      14,000    $   1,351,258    $   1,365,258

NET LOSS                                                             $    (203,558)   $    (203,558)
                                   --------------   --------------   --------------   --------------

BALANCE, OCTOBER 31, 1997              1,595,000    $      14,000    $   1,147,700    $   1,161,700
                                   ==============   ==============   ==============   ==============







   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                         STATEMENT OF CASH FLOWS
                                             FOR THE YEAR ENDED OCTOBER 31, 1997
================================================================================





CASH FLOWS FROM OPERATING ACTIVITIES
   Net income                                               $  (203,558)
   Adjustments to reconcile net income to net cash
     provided by (used in) operating activities
          Depreciation and amortization                         142,221
          Changes in deferred taxes                            (180,000)
   Changes in
          Accounts receivable                                   343,857
          Inventories                                             9,551
          Prepaid expenses and other current assets              (4,000)
          Deferred revenue                                       (2,181)
          Accounts payable                                       (5,581)
                                                            ------------
              Net cash provided by operating activities         100,309
                                                            ------------

CASH FLOWS FROM INVESTING ACTIVITIES
          Purchase of furniture and equipment                   (92,942)
                                                            ------------
              Net cash used in investing activities             (92,942)
                                                            ------------
CASH FLOWS FROM FINANCING ACTIVITIES
          Proceeds from short-term note payable                  53,329
                                                            ------------
              Net cash provided by financing activities          53,329
                                                            ------------
                Net increase in cash and
                 cash equivalents                                60,696

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                  360,740
                                                            ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $   421,436
                                                            ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest of $2,541 was paid during the year ended October 31, 1997. Income taxes of $800 were paid during the year ended October 31, 1997.








   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 1997
================================================================================

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business
-----------------------------------
Applied Retail Solutions, Inc. (the "Company") is engaged in the development and distribution of computer software, computer training courses, and special software applications for retail and point of sale establishments. The Company was incorporated in California on October 15, 1987 and is located in San Diego, California.

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory
---------
Inventory consists of computer materials and are stated at the lower of cost or market, cost being determined on a first-in, first-out basis.

Furniture and Equipment
-----------------------
Furniture and equipment are stated at cost. Depreciation and amortization are being provided using the straight-line method over the estimated useful lives as follows:
             Machinery & equipment                   5 to 7 years
             Furniture & fixtures                         7 years
             Computer software                       5 to 7 years

Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

Revenue Recognition
-------------------
Licensing and royalty revenues are generally recognized at the completion of the license agreement by the Company, provided that no significant vendor or post-contract support obligations remain outstanding and collection of the resulting receivable is deemed probable. Where significant, revenue from support obligations is recognized ratably over the contract term. Certain royalty agreements provide for per-unit royalties to be paid to the Company based on additions by customers of units containing the Company's products. Revenue under such agreements is recognized at the time the Company is informed of the additions by the customer. Revenue from the installation of point-of-sale computer systems is recognized when installation is completed and accepted by the customer.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 1997
================================================================================

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
             (CONTINUED)

Income Taxes
------------
The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


Fair Value of Financial Instruments
-----------------------------------
The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts receivable, deferred revenue, and note payable, the carrying amounts approximate fair value due to their short maturities.


NOTE 2- CASH

The Company maintains cash balances at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of October 31, 1997, the uninsured portion of these balances held at financial institutions aggregated to $321,136. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.


NOTE 3- FURNITURE AND EQUIPMENT

Furniture and equipment at October 31, 1997 consisted of the following:
          Machinery and equipment                               $     479,498
          Furniture and fixtures                                      138,659
          Computer software                                            57,461
                                                                --------------
                                                                      675,618
            Less accumulated depreciation                             398,439
                                                                --------------
                 TOTAL                                          $     277,179
                                                                ==============

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 1997
================================================================================

NOTE 4- RELATED PARTIES

Included in prepaid expenses and other current assets at October 31, 1997 is a loan due from stockholder of $35,000, which is unsecured with no stated maturity date, with interest at 6.5% per annum. Interest paid under this loan for the year ended October 31, 1997 was approximately $1,137.


NOTE 5- COMMITMENTS

Operating Leases
----------------
The Company leases facilities for its corporate offices in San Diego, California under a long-term lease agreement through April 2000. Future annual minimum lease payments for non-cancelable operating leases are summarized as follows:

          For The Two Months Ending December 31
          -------------------------------------
                  1997                                           $  49,810

          Year Ending December 31
          -----------------------
                  1998                                             306,193
                  1999                                             317,181
                  2000                                             106,948
                                                                 ----------
                 TOTAL                                           $ 780,132
                                                                 ==========

Rent expense was $ 294,429 FOR the year ended October 31, 1997.


NOTE 6- COMMON STOCK OPTIONS

Stock Option Plan
-----------------
The Company has adopted an incentive stock option plan. Options under this plan may be granted to employees and officers of the Company. There are 400,000 shares of common stock reserved for issuance under this plan. The exercise price of the options is determined by the board of directors, but the exercise price may not be less than 100% of the fair market value on the date of grants. Options vest over periods not to exceed five years.

The following summarizes the Company's stock options outstanding under the stock option plan.

                                                         Shares Under   Average Exercise
                                                            Option           Price
                                                         ------------   ----------------
     Options outstanding, October 31, 1996                  40,000         $ 2.78
     Granted                                                38,000           2.15
                                                         ----------
     Options outstanding, October 31, 1997                  78,000         $ 2.43
                                                         ==========



At October 31, 1997 there were no exercisable shares.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 1997
================================================================================


NOTE 7-INCOME TAXES

The Company files corporate federal and State of California income tax return.

Income before provision for income taxes and the current and deferred components of the provision for income taxes at October 31, 1997 were as follows:

   INCOME TAX PROVISION (BENEFIT)
     Current
        Federal                                             $       -0-
        State                                                      800
                                                            -----------
                                                                   800
                                                            -----------

     Deferred
        Federal                                               (135,000)
        State                                                  (45,000)
                                                            -----------
                                                              (180,000)
                                                            -----------

        TOTAL BENEFIT                                       $ (179,200)
                                                            ===========


The components of the Company's deferred tax assets and liabilities at October 31, 1997 were as follows:

        DEFERRED TAX ASSETS (LIABILITIES)
            Financial provisions not deducted for tax purposes    $  (115,500)
            Net operating loss carry-forwards                          10,000
            Tax credit carry-forwards                                 270,000
            Depreciation                                               (5,000)
                                                                  ------------
                     TOTAL DEFERRED TAX ASSETS                    $   160,000
                                                                  ============


NOTE 8- NOTES PAYABLE

The Company has an equipment loan from Wells Fargo Bank due June 5, 2002, with interest at 9.70%. The balance outstanding at October 31, 1997 was $53,329. The Company intends to retire the entire debt within the current period.

The Company has an operating line of credit from Wells Fargo Bank due February 10, 1999, with interest at Wells Fargo Bank's prime rate plus .75%; the prime rate at October 31, 1997 was 8.5%. The maximum amount of the line of credit is $460,000, which was all available at October 31, 1997.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                OCTOBER 31, 1997
================================================================================


NOTE 9- PENSION PLAN

The Company has adopted a defined contribution 40 1(k) profit sharing plan for the benefit of its employees who have completed one year of service. Although the Company's contributions to this plan are discretionary, it has made a matching contribution in the amount of $39,590 for the year ended October 31, 1997.

                                                                        HAMILTON
                                                                     ACCOUNTANCY
                                                                     CORPORATION


               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


Board of Directors and Stockholders
Applied Retail Solutions


We have audited the interim balance sheet of Applied Retail Solutions, Inc. as of June 30, 1998, and the related statements of operations, stockholders' equity, and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of Applied Retail Solutions, Inc. as of June 30, 1998, and the results of its operations and its cash flows for the eight months then ended, in conformity with generally accepted accounting principles.



/s/ Hamilton Accountancy Corporation

Hamilton Accountancy Corporation
Solana Beach, California
July 31, 1998





                          Certified Public Accountants
323 North Pacific Coast Highway 101, P.O. Box 786 Solana Beach, California 92075
                        (619) 481-7702 Fax (619) 481-7828

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                                   BALANCE SHEET
                                                                    JUNE 30,1998
================================================================================

                                     ASSETS
                                                              June 30,
                                                                1998
                                                            ------------

Current Assets
   Cash                                                     $   640,966
   Accounts receivable                                          470,851
   Inventories                                                   23,131
   Deferred income taxes, net (Note 7)                          180,000
   Prepaid expenses and other current assets (Note 4)            57,885
                                                            ------------
             Total current assets                             1,372,833

FURNITURE AND EQUIPMENT, net (Note 3)                           252,676
                                                            ------------

             Total assets                                   $ 1,625,509
                                                            ===========

                      LIABILITIES AN]) STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
   Deferred revenue                                         $   321,600
   Note payable (Note 8)                                         47,159
   Accrued expenses (Note 6)                                    123,155
                                                            ------------
             Total current liabilities                          491,914

COMMITMENTS (Note 5)

STOCKHOLDERS' EQUITY (Note 6)
   Common stock, no par value
     5,000,000 shares authorized
     1,595,000 issued and outstanding                            14,000
   Retained earnings                                          1,119,595
                                                            ------------
             Total stockholders' equity                       1,133,595
                                                            ------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 1,625,509
                                                            ============



   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                         STATEMENT OF OPERATIONS
                               FOR THE EIGHT MONTHS ENDED JUNE 30, 1998 AND 1997
================================================================================

                                                            Eight Months Ended
                                                                 June 30,
                                                            1998           1997
                                                       ------------   ------------
                                                                      (unaudited)

NET SALES                                              $ 2,094,623    $ 1,286,838

COST OF MATERIALS                                           41,195         58,452
                                                       ------------   ------------
GROSS PROFIT                                             2,053,428      1,228,386

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES            2,112,623      1,943,019
                                                       ------------   ------------
LOSS FROM OPERATIONS                                       (59,195)      (714,633)
                                                       ------------   ------------
OTHER INCOME (EXPENSE)
   Interest income                                           3,536          5,808
   Other income                                             12,289         12,037
   Interest expense                                         (3,935)          (697)
                                                       ------------   ------------
     Total other income(expense)                            11,890         17,148
                                                       ------------   ------------
LOSS BEFORE PROVISION FOR INCOME TAXES                     (47,305)      (697,485)

INCOME TAX BENEFIT (Note 7)                                 19,200            800
                                                       ------------   ------------
NET LOSS                                               $   (28,105)   $  (698,285)
                                                       ============   ============



   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                               STATEMENT OF STOCKHOLDERS' EQUITY
                               FOR THE EIGHT MONTHS ENDED JUNE 30, 1998 AND 1997
================================================================================






                                              Common Stock              Retained
                                        Shares          Amount           Earnings          Total
                                        ------          ------           --------          -----

BALANCE, OCTOBER 31, 1997              1,595,000    $      14,000    $   1,147,700    $   1,161,700

NET INCOME                                                           $     (28,105)   $     (28,105)
                                   --------------   --------------   --------------   --------------

BALANCE, JUNE 30, 1998                 1,595,000    $      14,000    $   1,119,595    $   1,133,595
                                   ==============   ==============   ==============   ==============


(unaudited)
BALANCE, OCTOBER 31, 1996              1,595,000    $      14,000    $   1,371,540    $   1,385,540

NET INCOME                                                           $    (698,285)   $    (698,285)
                                   --------------   --------------   --------------   --------------

BALANCE, JUNE 30, 1997                 1,595,000    $      14,000    $     673,255    $     687,255
                                   ==============   ==============   ==============   ==============





   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                         STATEMENT OF CASH FLOWS
                               FOR THE EIGHT MONTHS ENDED JUNE 30, 1998 AND 1997
================================================================================

                                                                 Eight Months Ended
                                                                       June 30,
                                                                 1998           1997
                                                            ------------   ------------
                                                                            (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                $   (28,105)   $  (698,285)
    Adjustments to reconcile net income to net cash
      provided by (used in) operating activities
         Depreciation and amortization                           62,782         95,746
         Changes in deferred taxes                              (20,000)             -
    Changes in
         Accounts receivable                                    (29,821)       386,305
         Inventories                                             28,181          7,790
         Prepaid expenses and other current assets                2,320         51,623
         Deferred revenue                                       125,748        175,651
         Accrued expenses                                       122,874         (3,917)
                                                            ------------   ------------
            Net cash provided by operating activities           263,979         14,913
                                                            ------------   ------------
CASH FLOWS FROM INVESTING ACTIVITIES
    Purchase of furniture and equipment                         (38,279)       (89,301)
                                                            ------------   ------------
            Net cash used in investing activities               (38,279)       (89,301)
                                                            ------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES
    Payments on short-term note payable                          (6,170)        56,229
                                                            ------------   ------------

            Net cash used in financing activities                (6,170)        56,229
                                                            ------------   ------------

                Net increase in cash                            219,530        (18,159)

CASH, BEGINNING OF PERIOD                                       421,436        344,117
                                                            ------------   ------------
CASH, END OF PERIOD                                         $   640,966    $   325,958
                                                            ============   ============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest of $3,935 was paid during the eight months ended June 30, 1998. Income taxes of $800 were paid during the eight months ended June 30, 1998.


   The accompanying notes are an integral part of these financial statements.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business
-----------------------------------
Applied Retail Solutions, Inc. (the "Company") is engaged in the development and distribution of computer software, computer training courses, and special software applications for retail and point of sale establishments. The Company was incorporated in California on October 15, 1987 and is located in San Diego, California.

Estimates
---------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Inventory
---------
Inventory consists of computer materials and are stated at the lower of cost or market, cost being determined on a first-in, first-out basis.

Furniture and Equipment
------------------------
Furniture and equipment are stated at cost. Depreciation and amortization are being provided using the straight-line method over the estimated useful lives as follows:
          Machinery & equipment              5 to 7 years
          Furniture & fixtures                    7 years
          Computer software                  5 to 7 years

Expenditures for maintenance and repairs are charged to operations as incurred while renewals and betterments are capitalized.

Revenue Recognition
-------------------
Licensing and royalty revenues are generally recognized at the completion of the license agreement by the Company, provided that no significant vendor or post-contract support obligations remain outstanding and collection of the resulting receivable is deemed probable. Where significant, revenue from support obligations is recognized ratably over the contract term. Certain royalty agreements provide for per-unit royalties to be paid to the Company based on additions by customers of units containing the Company's products. Revenue under such agreements is recognized at the time the Company is informed of the additions by the customer. Revenue from the installation of point-of-sale computer systems is recognized when installation is completed and accepted by the customer.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================

NOTE 1- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        (continued)

Income Taxes
------------
The Company utilizes SEAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax payable for the period and the change during the period in deferred tax assets and liabilities. Deferred tax assets and liabilities are reflected at currently enacted income tax rates applicable to the period in which the deferred tax assets or liabilities are expected to be realized or settled. As changes in tax laws or rates are enacted, deferred tax assets and liabilities are adjusted through the provision for income taxes.


Fair Value of Financial Instruments
-----------------------------------
The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of the Company's financial instruments, including cash, accounts receivable, deferred revenue, and note payable, the carrying amounts approximate fair value due to their short maturities.


NOTE 2- CASH

The Company maintains cash balances at one financial institution. Accounts at this institution are insured by the Federal Deposit Insurance Corporation up to $100,000. As of June 30, 1998, the uninsured portion of these balances held at financial institutions aggregated to $440,966. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.


NOTE 3- FURNITURE AND EQUIPMENT

Furniture and equipment at June 30, 1998 consisted of the following:
          Machinery and equipment                           $ 509,747
          Furniture and fixtures                              138,659
          Computer software                                    65,491
                                                            ----------
                                                              713,897
            Less accumulated depreciation                     461,221
                                                            ----------
                 Total                                      $ 252,676
                                                            ==========

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================

NOTE 4- RELATED PARTIES

Included in prepaid expenses and other current assets at June 30, 1998 is a loan due from stockholder of $35,000, which is unsecured with no stated maturity date, with interest at 6.5% per annum. Interest paid under this loan for the eight months ended June 30, 1998 was approximately $758.


NOTE 5- COMMITMENTS

Operating Leases
----------------
The Company leases facilities for its corporate offices in San Diego, California under a long-term lease agreement through April 2000. Future annual minimum lease payments for non-cancelable operating leases are summarized as follows:

          For The Seven Months Ending December 31
          ---------------------------------------
                  1998                                           $ 93,781

          Year Ending December 3 1
          ------------------------
                  1999                                             317,181
                  2000                                             106,948
                                                                 ----------

                 Total                                           $ 517,910
                                                                 ==========

Rent expense was $212,412 for the eight months ended June 30, 1998.


NOTE 6- EMPLOYEE STOCK OPTION PLAN

Effective June 30, 1998, the Company terminated the Applied Retail Solutions, Inc. Employee Stock Option Plan. Included in accrued expenses at June 30, 1998 is an amount of $77,874.00, which represents payments due to certain employees related to the termination of the employee stock option plan.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================

NOTE 7-INCOME TAXES

The Company files corporate federal and State of California income tax returns.

Income before provision for income taxes and the current and deferred components of the provision for income taxes at June 30, 1998 were as follows:


   INCOME TAX PROVISION (BENEFIT)
     Current
        Federal                                             $       -0-
        State                                                      800
                                                            -----------
                                                                   800
                                                            -----------

     Deferred
        Federal                                                (14,000)
        State                                                   (6,000)
                                                            -----------
                                                               (20,000)
                                                            -----------

        TOTAL BENEFIT                                       $  (19,200)
                                                            ===========


The components of the Company's deferred tax assets and liabilities at June 30, 1998 were as follows:


        DEFERRED TAX ASSETS (LIABILITIES)
            Financial provisions not deducted for tax purposes    $   (10,000)
            State taxes                                                (5,000)
            Tax credit carry-forwards                                 195,000
                                                                  ------------
                     TOTAL DEFERRED TAX ASSETS                    $   180,000
                                                                  ============

NOTE 8- NOTES PAYABLE

The Company has an equipment loan from Wells Fargo Bank due June 5, 2002, with interest at 9.70%. The balance outstanding at June 30, 1998 was $47,159. The Company intends to retire the entire debt within the current period.

The Company has an operating line of credit from Wells Fargo Bank due February 10, 1999, with interest at Wells Fargo Bank's prime rate plus .75%; the prime rate at June 30, 1998 was 8.5%. The maximum amount of the line of credit is $460,000, which was all available at June 30, 1998.

                                                  APPLIED RETAIL SOLUTIONS, INC.
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                   JUNE 30, 1998
================================================================================


NOTE 9- PENSION PLAN

The company has adopted a defined contribution 401(k) profit sharing plan for the benefit of its employees who have completed one year of service. Although the Company's contributions to this plan are discretionary, it has made matching contribution in the amount of $30,121 for the eight-month period ended June 30, 1998.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                       SVI Holdings, Inc. and Subsidiaries

                               Introductory Notes


               The accompanying unaudited pro forma consolidated balance sheet includes the balance sheet of SVI Holdings, Inc. and its subsidiaries (collectively, the "Company") as of June 30, 1998, and then assumes the merger of Applied Retail Solutions, Inc. ("ARS") with a wholly-owned subsidiary of the Company, which was consummated as of July 1, 1998, as if such acquisition occurred on June 30, 1998, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

               The accompanying unaudited pro forma consolidated statement of operations for the twelve months ended September 30, 1997 combines the consolidated operations of the Company with (i) the operations of Chapman Computers Pty. Ltd. ("Chapman"), the assets of which were acquired by the Company on April 28, 1997, (ii) the operations of IBIS Systems Pty. Limited ("IBIS"), the stock of which was acquired by the Company as of October 1, 1997,
(iii) the operations represented by certain assets of Multisoft Financial Systems Limited (the "Multisoft Assets") acquired by the Company on March 9, 1998, and (iv) the operations of ARS, as if the respective transactions were each completed as of the beginning of the twelve month period presented, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

               The accompanying unaudited pro forma consolidated statement of operations for the six months ended March 31, 1998 combines the consolidated operations of the Company with (i) the operations represented by the Multisoft Assets and (ii) the operations of ARS, as if the respective transactions were each completed as of the beginning of the six month period presented, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

               The accompanying unaudited pro forma consolidated statement of operations for the three months ended June 30, 1998 combines the consolidated operations of the Company with the operations of ARS, as if the merger were completed as of the beginning of the three month period presented, using the purchase method of accounting and based upon the assumptions indicated in the notes to the statement.

               These statements are not necessarily indicative of future operations or the actual results which would have occurred had the various acquisitions been consummated at the beginning of the periods indicated.

               The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements of the Company and the notes to such statements included in the Company's Form 10-KSB for the fiscal year ended September 30, 1997, Form 10-KSB for the transitional fiscal year ended March 31, 1998 and Form 10-QSB for the three months ended June 30, 1998, as well as the historical financial statements of ARS included in this Form 8-K/A, and the historical financial statements of Chapman and IBIS included in the Company's Form 8-K filed on August 11, 1997 and Form 8-K/A filed February 12, 1998, respectively.

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of June 30, 1998
(Unaudited)

                                                       A
                                                  SVI Holdings                    Pro forma     Pro forma
                                                 and Subsidiaries    ARS          Adjustments  Consolidated
                                                 --------------------------      ---------------------------
ASSETS
Current assets
      Cash                                       $ 12,907,675    $ 640,966  B    $ (2,000,000) $ 11,548,641
      Certificate of deposit, pledged                       -            -                                -
      Accounts receivable, net                      5,799,278      470,851                        6,270,129
      Inventories                                     343,886       23,131                          367,017
      Prepaid expenses and other current assets     1,012,743       57,885                        1,070,628
                                                 --------------------------                    -------------

      Total current assets                         20,063,582    1,192,833                       19,256,415

Furniture and equipment, net                        1,261,130      252,676                        1,513,806
Agreement not-to-compete                                    -               C       1,845,755     1,845,755
Deferred tax asset                                    225,011      180,000                          405,011
Capitalized software, net                          12,479,213               D           6,240    12,485,453
Goodwill on acquisition of subsidiaries            14,671,876                               -    14,671,876
Other assets                                           40,107                                        40,107
                                                 --------------------------      ------------- -------------

      Total assets                               $ 48,740,919  $ 1,625,509         $ (148,005) $ 50,218,423
                                                 ==========================      ============= =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
      Notes payable                              $          -  $    47,159                     $     47,159
      Accounts payable                              1,991,397                                     1,991,397
      Accrued expenses                              4,871,608      123,155  E         (73,995)    4,920,768
      Deferred income                                              321,600                          321,600
      Income taxes payable                          1,704,511                               -     1,704,511
                                                 --------------------------                    -------------

      Total current liabilities                     8,567,516      491,914                        8,985,435

Long-term liabilities                                       -                                             -
Due to stockholder                                          -                                             -
Deferred tax liability                                713,709                                       713,709
                                                 --------------------------                    -------------
      Total liabilities                             9,281,225      491,914                        9,699,144
                                                 --------------------------                    -------------


Stockholders' equity
      Preferred stock
      Common stock                                      2,823       14,000  F         (13,975)        2,848
      Additional paid in capital                   33,591,231               G         999,975    34,591,206
      Retained earnings-beginning                   4,299,994      979,760  H        (979,760)    4,299,994
      Net income-current                            2,115,584      139,835            (80,250)    2,175,169
      Cumulative translation adjustment              (549,938)                                     (549,938)
                                                 --------------------------                    -------------
                                                   39,459,694    1,133,595                       40,519,279
                                                 --------------------------      ------------- -------------

      Total liabilities and stockholders' equity $ 48,740,919  $ 1,625,509       $   (148,005) $ 50,218,423
                                                 ==========================      ============= =============

                                      F-24

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Balance Sheet
 As of June 30, 1998
(Unaudited)


PRO FORMA ADJUSTMENTS:


  A As of June 30, 1998, Chapman, IBIS and Multisoft were fully consolidated with SVI Holdings, Inc.


  B   Cash expended to acquire ARS                     (2,000,000)
                                                     =============


  C   Agreement not-to-compete                          1,926,005
      Amortization of Agreement not-to-compete            (80,250)
                                                     --------------
                                                        1,845,755
                                                     =============

  D   Acquired ARS Technology                               6,240
                                                     =============

  E   Liability assumed through Acquisition                73,995
                                                     =============

  F   Issued 250,000 shares to acquire ARS                     25  I
      Elimination of equity of ARS                        (14,000)
                                                     -------------
                                                          (13,975)
                                                     =============

  G   Issued 250,000 shares to acquire ARS                999,975  I
                                                     =============


  H   Elimination of equity of ARS                       (979,760)
                                                     =============


  I Excludes 750,000 shares held in escrow pending determination of whether earn-out provisions will be achieved.

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended September 30, 1997
(Unaudited)


                        SVI Holdings                                   Multisoft                       Pro Forma        Pro Forma
                        and Subsidiaries Chapman         IBIS           Assets           ARS          Adjustments     Consolidated
                        --------------------------------------------------------------------------   ---------------  --------------
Net sales                 $ 10,433,878     $ 699,426     $ 4,756,800     $ 5,469,981   $ 2,672,556                      $ 24,032,641

Cost of goods sold           3,036,660       219,501       1,850,038       1,474,830        72,900                         6,653,929
                        --------------------------------------------------------------------------                    --------------

Gross profit                7,397,218       479,925       2,906,762       3,995,151     2,599,656                        17,378,712

Selling, general and
  admin. expenses           5,883,558       296,903       1,743,300       1,741,938     3,012,589  A      1,981,455      14,659,743
                        --------------------------------------------------------------------------   ---------------  --------------

Profit / (loss)
   from operations          1,513,660       183,022       1,163,462       2,253,213      (412,933)        1,981,455       2,718,969

Interest income                60,751                        43,434                         8,019                           112,204
Interest expense             (103,398)         (553)              -                        (2,541)                         (106,492)
Other income                                 32,891          82,423                        24,697                           140,011
Gain on disposal
   of Softline shares       3,973,755                                                              B      5,232,774       9,206,529
Equity in earnings
   of Softline Limited        627,550                                                              C       (627,550)              -
Foreign exchange
   gain (loss)               (120,455)                                                                                     (120,455)
                        --------------------------------------------------------------------------   ---------------  --------------

Income before
   income tax               5,951,863       215,360       1,289,319       2,253,213      (382,758)        6,586,679      11,950,766

Income taxes                1,103,453                                       743,970      (179,200) D      1,429,591       3,097,814
                        --------------------------------------------------------------------------   ---------------  --------------

Net income                $ 4,848,410     $ 215,360     $ 1,289,319     $ 1,509,243    $ (203,558)      $ 5,157,088     $ 8,852,952
                        ==========================================================================   ===============  ==============

Earnings per share:
     Basic                $      0.31                                                                                   $      0.30
                        ==============                                                                                ==============

     Diluted              $      0.29                                                                                   $      0.29
                        ==============                                                                                ==============

Shares outstanding:
     Basic                 15,617,655                                                              E     13,536,000      29,153,655

     Diluted               16,718,655                                                              E     13,536,000      30,254,655


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Year Ended September 30, 1997
(Unaudited)


 A   Amortization of goodwill - Multisoft Assets                        380,975
     Amortization of goodwill - IBIS                                    298,670
     Amortization of software license rights-Brilliant                  460,472
     Amortization of software license rights-IBIS                       233,697
     Amortization of Agreement not-to-compete                           321,000
     Amortization of technology - ARS                                   286,641
                                                                ----------------
                                                                      1,981,455
                                                                ================

 B   Proceed from sale of Softline shares                             6,383,979
     Less:  investment in Softline shares                            (1,778,755)
     Add:   equity in earnings of Softline Limited                      627,550
                                                                ----------------
                                                                      5,232,774
                                                                ================

 C   Eliminate equity in earnings of Softline Limited                   627,550
                                                                ================

 D   Income tax expense:
     of pre-tax income as follows:
           Chapman (estimated 34% of pre-tax income)                     73,222
           IBIS (estimated 34% of pre-tax income)                       438,369
           Income from pro-forma adjustments @ 35% effective
               tax rate                                                 918,000
                                                                ----------------
                                                                      1,429,591
                                                                ================

     Income tax expense for Multisoft Assets is based on estimated rate of 33%.

 E   Shares issued for acquisition of IBIS                            5,000,000
     Shares issued for cash and technology rights                     7,536,000
     Shares issued for acquisition of ARS                             1,000,000
                                                                ----------------
                                                                     13,536,000
                                                                ================

     Shares issued for acquisition of ARS assumes that all earn-out provisions for release of 750,000 shares from escrow would have been met during the year ended September 30, 1997.

     No assumptions are made herein regarding debt reduction or interest income related to the pro forma increase in cash.

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Six Months Ended March 31, 1998
(Unaudited)


                                     SVI Holdings     Multisoft                       Pro Forma         Pro Forma
                                     and Subsidiaries  Assets           ARS          Adjustments      Consolidated
                                     --------------------------------------------   ---------------  ----------------
Net sales                             $ 16,354,383     $ 1,697,640     $ 986,410                        $ 19,038,433

Cost of goods sold                       6,489,081         333,935        38,031                           6,861,047
                                     --------------------------------------------                    ----------------

Gross profit                             9,865,302       1,363,705       948,379                          12,177,386

Selling, general and admin. expenses     6,500,041         458,955     1,221,267  A        264,360         8,444,623
                                     --------------------------------------------   ---------------  ----------------

Profit / (loss) from operations          3,365,261         904,750      (272,888)          264,360         3,732,763

Interest income                            351,309                         2,569                             353,878
Interest expense                           (16,635)                       (2,110)                            (18,745)
Other income                                56,427                           289                              56,716
Gain on disposal of Softline shares      4,388,389                                               -         4,388,389
Foreign exchange gain (loss)               (14,041)                                                          (14,041)
                                     --------------------------------------------   ---------------  ----------------

Income before income tax                 8,130,710         904,750      (272,140)          264,360         8,498,960

Income taxes                             2,311,743         299,390      (104,200)                -         2,506,933
                                     --------------------------------------------   ---------------  ----------------

Net income                             $ 5,818,967       $ 605,360    $ (167,940)        $ 264,360       $ 5,992,027
                                     ============================================   ===============  ================

Earnings per share:
     Basic                             $      0.21                                                       $      0.21
                                     ==============                                                  ================

     Diluted                           $      0.19                                                       $      0.19
                                     ==============                                                  ================

Shares outstanding:
     Basic                              27,768,239                                B        250,000        28,018,239

     Diluted                            31,045,886                                B        250,000        31,295,886


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Six Months Ended March 31, 1998
(Unaudited)


PRO FORMA ADJUSTMENTS:




 A   Amortization of Agreement not-to-compete              160,500
     Amortization of goodwill - Multisoft Assets           103,860
                                                   ----------------
                                                           264,360
                                                   ================

 B   Shares issued for acquisition of ARS                  250,000
                                                   ----------------
                                                           250,000
                                                   ================

Excludes 750,000 shares held in escrow pending determination of whether earn-out provisions will be achieved.



No assumptions are made herein regarding debt reduction or interest income related to the pro forma increase in cash.

SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Quarter Ended June 30, 1998
(Unaudited)




                                     SVI Holdings                      Pro Forma        Pro Forma
                                     and Subsidiaries   ARS           Adjustments      Consolidated
                                     -----------------------------   --------------   ---------------
Net sales                              $ 8,495,436    $ 1,108,213                        $ 9,603,649

Cost of goods sold                       1,633,095          3,164                          1,636,259
                                     -----------------------------                    ---------------

Gross profit                             6,862,341      1,105,049                          7,967,390

Selling, general and admin. expenses     4,301,982        891,356  A       (80,250)        5,113,088
                                     -----------------------------   --------------   ---------------

Profit / (loss) from operations          2,560,359        213,693          (80,250)        2,854,302

Interest income                            174,935            967                            175,902
Interest expense                           (19,064)        (1,825)                           (20,889)
Other income                                36,584         12,000                             48,584
Gain on disposal of Softline shares              -                               -                 -
Foreign exchange gain (loss)                14,072                                            14,072
                                     -----------------------------   --------------   ---------------

Income before income tax                 2,766,886        224,835          (80,250)        3,071,971

Income taxes                               651,302         85,000                -           736,302
                                     -----------------------------   --------------   ---------------

Net income                             $ 2,115,584      $ 139,835        $ (80,250)      $ 2,335,669
                                     =============================   ==============   ===============

Earnings per share:
     Basic                             $      0.08                                       $      0.08
                                     ==============                                   ===============

     Diluted                           $      0.07                                       $      0.07
                                     ==============                                   ===============

Shares outstanding:
     Basic                              28,189,640                 B       250,000        28,439,640

     Diluted                            31,459,807                 B       250,000        31,709,807


SVI Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statement of Operations
For the Quarter Ended June 30, 1998
(Unaudited)


PRO FORMA ADJUSTMENTS:




A    Amortization of goodwill - Multisoft Assets                -
     Amortization of technology - ARS                      80,250
                                                   ---------------
                                                           80,250
                                                   ===============

B    Shares issued for acquisition of ARS                 250,000
                                                   ---------------
                                                          250,000
                                                   ===============



Excludes 750,000 shares held in escrow pending determination of whether earn-out provisions will be achieved.


No assumptions are made herein regarding debt reduction or interest income related to the pro forma increase in cash.